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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (date of earliest event reported): February 4, 2000


                             KERR-MCGEE CORPORATION
             (Exact name of registrant as specified in its charter)

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
               Delaware                          1-3939                      73-0311467
    -------------------------------      ------------------------      ------------------------
    (State or other jurisdiction of      (Commission File Number)          (I.R.S. Employee
            Incorporation)                                               Identification Number)

                Kerr-McGee Center, Oklahoma City, Oklahoma 73125
               (Address of Principal Executive Offices, Zip Code)


                                 (405) 270-1313
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              (Registrant's telephone number, including area code)



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                                                                               2

Item 5.

         On January 21, 2000, Kerr-McGee Corporation (the "Company") announced the offering of approximately 9 million shares of common stock and $300 million of 10-year convertible subordinated debentures. In addition, a 15% over-allotment will be exercisable by the underwriters in both offerings.

         Lehman Brothers Inc. and Goldman, Sachs & Co. are the underwriters for the debenture offering and Lehman Brothers Inc., Goldman, Sachs & Co., ABN AMRO Incorporated, Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC and Salomon Smith Barney Inc. are the underwriters for the common stock offering.

Item 7.

Exhibits

         The following exhibits are filed as part of this report.

1.1* Form of Common Stock Underwriting Agreement, among the Company, Lehman Brothers Inc. and Goldman, Sachs & Co., as representatives for the underwriters.

1.2* Form of Convertible Subordinated Debenture Underwriting Agreement among the Company and Lehman Brothers Inc. and Goldman, Sachs & Co.

4.1*     Fifth Supplemental Indenture, between the Company and Citibank, N.A.

4.2* Form of Convertible Subordinated Debenture due 2010 (incorporated herein by reference from Exhibit 4.1).

25* Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Citibank, N.A.

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*        Filed herewith.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    By:    /s/ DEBORAH A. KITCHENS
                                           -------------------------------------
                                    Name:  Deborah A. Kitchens
                                    Title: Vice President, Controller and Chief
                                           Accounting Officer


Dated:  February 4, 2000




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                       DESCRIPTION
-------                      -----------
1.1*     Form of Common Stock Underwriting Agreement, among the Company, Lehman
         Brothers Inc. and Goldman, Sachs & Co., as representatives for the underwriters.

1.2* Form of Convertible Subordinated Debenture Underwriting Agreement among the Company and Lehman Brothers Inc. and Goldman, Sachs & Co.

4.1*     Fifth Supplemental Indenture, between the Company and Citibank, N.A.

4.2* Form of Convertible Subordinated Debenture due 2010 (incorporated herein by reference from Exhibit 4.1).

25*      Form T-1 Statement of Eligibility and Qualification under the Trust
         Indenture Act of 1939 of Citibank, N.A.

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*        Filed herewith.